UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2013

Commission File Number of the issuing entity: 333-187718-02

GE EQUIPMENT MIDTICKET LLC, SERIES 2013-1 (Exact name of issuing entity)
Commission File Number of issuing entity with respect to SUBI Certificate: 333-187718-01 GE TF TRUST (Exact name of issuing entity with respect to SUBI Certificate)
Commission File Number of depositor: 333-187718 CEF EQUIPMENT HOLDING, L.L.C. (Exact name of depositor as specified in its charter)
GENERAL ELECTRIC CAPITAL CORPORATION (exact name of sponsor as specified in its charter)

Delaware	20-5439580
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

10 Riverview Drive, Danbury, Connecticut	06810
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 749-2101

(Former name or former address, if changed since last report.)

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Exhibit Index located on page 7

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1. Entry into a Material Definitive Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

Issuance of Notes

On September 25, 2012, GE Equipment Midticket LLC, Series 2013-1 (the “Issuer”), issued U.S. $120,900,000 Class A-1 Asset Backed Notes due September 22, 2014 (the “Class A-1 Notes”), U.S. $132,000,000 Class A-2 Asset Backed Notes due March 22, 2016 (the “Class A-2 Notes”), U.S. $132,000,000 Class A-3 Asset Backed Notes due March 22, 2017 (the “Class A-3 Notes”), U.S. $54,800,000 Class A-4 Asset Backed Notes due February 22, 2023 (the “Class A-4 Notes” and, together with the Class A-3 Notes, the Class A-2 Notes, and the Class A-1 Notes, the “Class A Notes”) and U.S. $7,150,000 Class B Asset Backed Notes due February 22, 2023 (the “Class B Notes” and together with the Class A Notes, the “Notes”) described in a Prospectus Supplement dated September 17, 2013 to a Prospectus dated September 11, 2013.

Use of Proceeds

The public offering was made under the registration statement on Form S-3 filed with the Securities and Exchange Commission by CEF Equipment Holding, L.L.C. (“CEF Holding”) and GE TF Trust, which became effective on April 30, 2013 and was assigned commission file numbers 333-187718 and 333-187718-01 (the “Registration Statement”). The aggregate amount registered under the Registration Statement was U.S. $4,250,000,000.

The public offering terminated on September 25, 2013 upon the sale of all of the Class A Notes and the Class B Notes. The underwriters of the Class A Notes were RBS Securities Inc., Citigroup Global Markets Inc., CastleOak Securities, L.P. and RBC Capital Markets, LLC, and the underwriters of the Class B Notes were RBS Securities Inc. and Citigroup Global Markets Inc.

A total of U.S. $120,900,000 Class A-1 Notes were registered and sold, with a total price to the public of U.S. $120,900,000; a total of U.S. $132,000,000 of Class A-2 Notes were registered and sold with a total price to the public of U.S. $131,992,634.40; a total of U.S. $132,000,000 of Class A-3 Notes were registered and sold with a total price to the public of U.S. $131,997,016.80; a total of U.S. $54,800,000 of Class A-4 Notes were registered and sold, with a total price to the public of U.S. $54,784,930; and a total of U.S. $7,150,000 Class B Notes were registered and sold with a total price to the public of $7,147,948.67.

During the period from the effective date of the Registration Statement through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was U.S. $904,270. After deducting the underwriting discount described above, the net offering proceeds to the Issuer before expenses are U.S. $445,918,259.87. Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be U.S. $1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be U.S. $444,918,259.87. With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

The net proceeds to the Issuer, after deducting the underwriting commissions and discounts, and expenses above, were used to purchase equipment loans from the sponsor and a special unit beneficial interest certificate, evidencing a beneficial interest in equipment leases from GE Capital Title Holding Corp., each an affiliate of the Issuer. Except as provided in the previous sentence, none of the proceeds were used for payments to (a) any directors or officers of the Issuer or (b) owners of 10 percent or more of any class of securities of the Issuer.

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Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

The following material definitive agreements have been entered into:

1. Limited Liability Company Agreement of the Issuer (the “LLC Agreement”), dated as of September 16, 2013.

2. Limited Liability Company Agreement of GE Equipment Funding, LLC (the “Managing Member”), dated as of September 16, 2013 (the “Managing Member LLC Agreement”).

3. Receivables Sale Agreement, dated as of September 25, 2013 (the “Receivables Sale Agreement”), among General Electric Capital Corporation (“GECC”), VFS Financing, Inc., General Electric Credit Corporation of Tennessee, GE Capital Title Holding Corp. (“GECTHC”) and CEF Holding, L.L.C.

4. Receivables Purchase and Sale Agreement, dated as of September 25, 2013 (the “Receivables Purchase and Sale Agreement”), between CEF Holding and the Issuer.

5. Servicing Agreement, dated as of September 25, 2013 (the “Servicing Agreement”), among the Issuer, GE TF Trust (the “Titling Trust”) and GECC, as the servicer.

6. Indenture, dated as of September 25, 2013 (the “Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as the indenture trustee.

7. Administration Agreement, dated as of September 25, 2013 (the “Administration Agreement”), between the Issuer and GECC, as the administrator.

8. Limited Removal and Clean-Up Call Agreement, to be dated as of September 25, 2013, between the Managing Member and the Issuer (the “Limited Removal and Clean-Up Call Agreement”).

9. Series 2013-1A SUBI Supplement to the Amended and Restated Trust Agreement, dated as of April 30, 2012, between GECTHC, as settlor (in such capacity, the “Settlor”) and initial beneficiary (in such capacity, the “Initial Beneficiary”) and Wilmington Trust Company, as UTI trustee, administrative trustee and Delaware trustee, dated as of September 25, 2013 (the “Series 2013-1A SUBI Supplement”), among the Settlor, the Initial Beneficiary and Wilmington Trust Company, as UTI trustee, administrative trustee and SUBI trustee.

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10. Series 2013-1A SUBI Supplement to the Amended and Restated Collateral Agency Agreement, dated as of April 30, 2012, among GECC, GE Title Agent, LLC, as collateral agent (the “Collateral Agent”) and the Titling Trust, dated as of September 25, 2013 (the “Series 2013-1A SUBI Supplement Collateral Agency Agreement”), among the Titling Trust, the Collateral Agent, GECC and Deutsche Bank Trust Company Americas, as secured party.

Exhibit No.	Description

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Managing Member LLC Agreement

Exhibit 4(d)	Receivables Sale Agreement

Exhibit 4(e)	Receivables Purchase and Sale Agreement

Exhibit 4(f)	Servicing Agreement

Exhibit 4(g)	Indenture

Exhibit 4(h)	Administration Agreement

Exhibit 4(i)	Limited Removal and Clean-Up Call Agreement

Exhibit 99(a)	Series 2013-1A SUBI Supplement

Exhibit 99(b)	Series 2013-1A SUBI Supplement Collateral Agency Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 25, 2013

CEF EQUIPMENT HOLDING, L.L.C.

By: /s/ Charles E. Rhodes
Name: Charles E. Rhodes
Title: Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

Exhibit 4(b)	LLC Agreement

Exhibit 4(c)	Managing Member LLC Agreement

Exhibit 4(d)	Receivables Sale Agreement

Exhibit 4(e)	Receivables Purchase and Sale Agreement

Exhibit 4(f)	Servicing Agreement

Exhibit 4(g)	Indenture

Exhibit 4(h)	Administration Agreement

Exhibit 4(i)	Limited Removal and Clean-Up Call Agreement

Exhibit 99(a)	Series 2013-1A SUBI Supplement

Exhibit 99(b)	Series 2013-1A SUBI Supplement Collateral Agency Agreement

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